Derivative instruments (Cash Flow Hedges Schedule Footnote) (Details) - Cash Flow Hedging - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Derivative Instruments, Gain (Loss) [Line Items]
Total	$ 356	$ 31,969	$ (59)
Cross-currency interest rate swap
Derivative Instruments, Gain (Loss) [Line Items]
Foreign currency exchange results	6,346	28,588	7,532
Net interest expense	(8,402)	(9,700)	(9,497)
Total	$ (2,056)	$ 18,888	$ (1,965)